Filed Pursuant to Rule 497(d)



                        INVESCO UNIT TRUSTS, SERIES 1747

      The Dow Jones Total Market Portfolio, Enhanced Index Strategy 2017-2
           Enhanced Sector Strategy, Sector Rotation Portfolio 2017-2

                         Supplement to the Prospectuses

As a result of a previously announced spinoff, on May 12, 2017, holders of Ashland Global Holdings, Inc. ("ASH") common stocks received 2.745338 shares of Valvoline, Inc. ("VVV") common stock for every 1 share of ASH common stock held as of the close of business on May 5, 2017. Holders of ASH shares received cash in lieu of fractional VVV shares.

Notwithstanding anything to the contrary in the Prospectuses, your Portfolio now holds, and will continue to purchase, shares of VVV.

Supplement Dated:    May 15, 2017